Other liabilities	12 Months Ended
Dec. 31, 2023
Other liabilities
Other liabilities

Note 24. Other liabilities

The following tables represent the composition of other liabilities:

Other liabilities - current:	As of December 31,
in €‘000	2023	2022
Other financial liabilities:
Deferred and contingent consideration (Note 3)	8,376	14,539
Other liabilities	4,534	2,992
Other non-financial liabilities:
Payroll liabilities	30,176	31,742
Taxes and fees	7,444	5,094
Provisions	—	5,323
Deposit liability (Note 3)	1,721	3,532
Management restructuring	3,473	1,956
Due to related parties	—	90
Total other liabilities - current	55,724	65,268

Other non-current liabilities:	As of December 31,
in €‘000	2023	2022
Other financial liabilities:
Deferred and contingent consideration (Note 3)	6,993	9,220
Other non-financial liabilities:
Employee benefit liabilities (Note 22)	1,043	197
Other	464	1,278
Total other non-current liabilities	8,500	10,695

Provisions

The Company recognizes provisions for potential liabilities if they have been advised by its legal counsel that it is probable the legal case against the Company will be successful. In some instances, the ultimate outcome of these cases may have a material impact on the Company’s financial position and earnings.

In October 2022, the Company completed a settlement agreement with Genius Sports and Football DataCo (FDC) in which Genius Sports maintains the exclusive right to provide Official FDC betting data rights through 2024 and the Company purchased a sublicense from Genius Sports for a delayed feed to be marketed as the Official FDC Secondary Feed through 2024. Litigation costs, together with the settlement payment to Genius Sports and FDC, which aggregated €19.0 million, are recognized within other operating expenses in the consolidated statement of profit and other comprehensive income for the year ended December 31, 2022. The purchased sublicense from Genius Sports fulfils the definition of an intangible asset and is accounted for in accordance with the accounting policies disclosed in Note 2.9.

Refer to Note 30 for details on the litigation contingencies.

The following table represents the movements in provisions:

Provisions
in €‘000	Legal	Other	Total
Balance as of January 1, 2022	1,294	1,737	3,031
Additions	19,909	480	20,389
Used	(12,500)	(581)	(13,081)
Released	(3,416)	(1,600)	(5,016)
Balance as of December 31, 2022	5,287	36	5,323
Additions	1,670	71	1,741
Used	(5,840)	(102)	(5,942)
Released	(1,117)	(5)	(1,122)
Balance as of December 31, 2023	—	—	—

Restructuring

The Company records the restructuring provision when there is a constructive legal obligation to effectuate the restructuring activities.

In October 2023, the Company initiated several measures to ensure greater efficiency and to realign its business and strategic priorities. As part of this restructuring the Company evaluated its product portfolio, streamlining of investments, and redirecting of talent resources. Costs associated with this restructuring action primarily included one-time termination benefits. This restructuring resulted in €8.0 million severance expense recognized as part of personnel expenses in the consolidated statement of profit or loss and other comprehensive income during the year ended December 31, 2023. The restructuring measures were completed in January 2024 upon announcement of the new global organization and leadership structure. The additional one-time termination benefits incurred in 2024 were approximately €1.1 million and are not included in the €3.5 million severance liability as of December 31, 2023.

In November 2022, the Company initiated several cost-cutting measures. Costs associated with this restructuring action primarily included one-time termination benefits. This restructuring resulted in €5.5 million severance expense recognized as part of personnel expenses in the consolidated statement of profit or loss and other comprehensive income for the year ended December 31, 2022.